GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2020 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 83.0%
Equity – 31.8%
5,341,607	Goldman Sachs International Equity Insights Fund — Class R6	$52,240,913
1,595,046	Goldman Sachs Large Cap Growth Insights Fund — Class R6	44,725,088
2,355,270	Goldman Sachs Large Cap Value Insights Fund — Class R6	37,872,741
2,645,142	Goldman Sachs Emerging Markets Equity Insights Fund —Class R6	19,706,305
637,099	Goldman Sachs Small Cap Equity Insights Fund — Class R6	11,913,743
1,090,845	Goldman Sachs Global Infrastructure Fund — Class R6	11,246,616
1,097,411	Goldman Sachs International Small Cap Insights Fund — Class R6	9,437,738
1,098,725	Goldman Sachs Global Real Estate Securities Fund — Class R6	8,899,676

		196,042,820

Exchange Traded Funds – 51.2%
3,148,296	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	164,309,568
4,519,094	Goldman Sachs ActiveBeta International Equity ETF	104,210,308
1,779,023	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	46,557,032

		315,076,908

TOTAL UNDERLYING FUNDS – 83.0% (Cost $587,926,060)		$511,119,728

Shares	Dividend Rate	Value

Investment Company(a) – 11.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
	0.333%	$72,677,685
(Cost $72,677,685)

TOTAL INVESTMENTS – 94.8% (Cost $660,603,745)		$583,797,413

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.2%		31,869,013

NET ASSETS – 100.0%		$615,666,426

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2020, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	162,810	ILS	560,000	06/17/20	$4,080
	USD	8,725,488	GBP	6,800,000	06/17/20	267,749
	USD	12,760,476	JPY	1,363,000,000	06/17/20	42,218
	USD	3,482,057	AUD	5,260,000	06/17/20	245,970
	USD	4,868,938	CHF	4,630,000	06/17/20	40,690
	USD	344,642	NOK	3,200,000	06/17/20	36,754
	USD	901,767	DKK	6,030,000	06/17/20	8,404
	USD	1,377,280	SEK	13,050,000	06/17/20	55,840
	USD	125,629	NZD	200,000	06/17/20	6,363
	USD	16,310,165	EUR	14,580,000	06/17/20	181,991
	USD	693,648	SGD	960,000	06/17/20	17,425

TOTAL						$907,484

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	1,981,604	HKD	15,400,000	06/17/20	$(4,193)

FUTURES CONTRACTS — At March 31, 2020, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Mini MSCI EAFE Index	579	06/19/20	$45,141,735	$3,753,954
MSCI Emerging Markets Index	513	06/19/20	21,620,385	763,934
S&P 500 E-Mini Index	416	06/19/20	53,449,760	(587,731)
S&P Toronto Stock Exchange 60 Index	50	06/18/20	5,785,547	254,642

TOTAL FUTURES CONTRACTS				$4,184,799

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2020, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures Eurodollar Futures Eurodollar Futures Eurodollar Futures	$97.125	09/14/2020	23	$57,500	$144,900	$28,803	$116,097
	97.125	12/14/2020	31	77,500	196,462	41,147	155,315
	97.500	09/14/2020	36	90,000	193,049	50,483	142,566
	97.500	12/14/2020	19	47,500	102,600	28,069	74,531
Eurodollar Futures	98.000	12/14/2020	173	432,500	719,031	346,401	372,630
Eurodollar Futures Eurodollar Futures Eurodollar Futures Eurodollar Futures	98.250	03/15/2021	605	1,512,500	2,219,594	704,341	1,515,253
	98.250	06/14/2021	511	1,277,500	1,871,538	629,611	1,241,927
	98.250	09/13/2021	500	1,250,000	1,821,875	599,298	1,222,577
	98.500	06/15/2020	31	77,500	76,144	15,572	60,572

TOTAL			1,929	$4,822,500	$7,345,193	$2,443,725	$4,901,468

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$2,600.000	04/22/2020	(12)	$(1,200)	$(118,800)	$(103,042)	$(15,758)
	2,645.000	04/30/2020	(1)	(100)	(9,125)	(8,179)	(946)
	2,675.000	05/29/2020	(3)	(300)	(33,675)	(27,994)	(5,681)
	2,765.000	04/15/2020	(12)	(1,200)	(18,300)	(39,308)	21,008
	2,780.000	04/30/2020	(9)	(900)	(39,690)	(40,131)	441
	2,785.000	04/30/2020	(9)	(900)	(38,880)	(38,420)	(460)
	2,790.000	04/30/2020	(9)	(900)	(36,270)	(37,119)	849
	2,795.000	04/30/2020	(9)	(900)	(35,010)	(35,495)	485
	2,800.000	04/30/2020	(9)	(900)	(25,110)	(33,894)	8,784
	2,815.000	04/30/2020	(1)	(100)	(2,385)	(4,810)	2,425
	2,865.000	05/29/2020	(2)	(200)	(6,990)	(13,319)	6,329
	3,045.000	04/08/2020	(11)	(1,100)	(302)	(26,879)	26,577
	3,095.000	04/30/2020	(2)	(200)	(315)	(7,000)	6,685
	3,125.000	05/29/2020	(1)	(100)	(338)	(4,445)	4,107
	3,135.000	04/01/2020	(11)	(1,100)	(27)	(54,469)	54,442
	3,175.000	04/30/2020	(3)	(300)	(323)	(17,308)	16,985
	3,275.000	04/30/2020	(3)	(300)	(203)	(14,627)	14,424
	3,410.000	04/30/2020	(1)	(100)	(35)	(3,789)	3,754
	3,465.000	04/30/2020	(1)	(100)	(29)	(3,103)	3,074
	3,470.000	04/30/2020	(2)	(200)	(60)	(6,559)	6,499

			(111)	$(11,100)	$(365,867)	$(519,890)	$154,023

Puts
S&P 500 Index	2,190.000	05/29/2020	(3)	(300)	(22,065)	(32,309)	10,244
	2,220.000	05/29/2020	(2)	(200)	(15,900)	(50,264)	34,364
	2,230.000	04/30/2020	(1)	(100)	(4,990)	(9,119)	4,129
	2,240.000	04/22/2020	(12)	(1,200)	(46,380)	(97,131)	50,751
	2,250.000	04/30/2020	(1)	(100)	(5,300)	(20,985)	15,685
	2,280.000	04/15/2020	(12)	(1,200)	(37,440)	(217,157)	179,717
	2,395.000	04/30/2020	(9)	(900)	(72,801)	(66,260)	(6,541)
	2,400.000	04/30/2020	(9)	(900)	(70,677)	(67,367)	(3,310)
	2,405.000	04/30/2020	(9)	(900)	(66,870)	(67,994)	1,124
	2,410.000	04/30/2020	(9)	(900)	(69,120)	(69,184)	64
	2,415.000	04/30/2020	(9)	(900)	(70,200)	(69,981)	(219)
	2,645.000	05/29/2020	(1)	(100)	(20,990)	(17,209)	(3,781)
	2,675.000	04/30/2020	(2)	(200)	(36,540)	(30,169)	(6,371)
	2,710.000	04/08/2020	(11)	(1,100)	(172,205)	(140,234)	(31,971)
	2,825.000	04/30/2020	(3)	(300)	(83,385)	(19,348)	(64,037)
	2,855.000	04/01/2020	(11)	(1,100)	(310,695)	(62,250)	(248,445)
	2,990.000	04/30/2020	(3)	(300)	(126,915)	(15,757)	(111,158)
	3,195.000	04/30/2020	(1)	(100)	(62,515)	(4,789)	(57,726)
	3,265.000	04/30/2020	(1)	(100)	(69,530)	(4,643)	(64,887)
	3,285.000	04/30/2020	(2)	(200)	(143,020)	(8,579)	(134,441)
			(111)	$(11,100)	$(1,507,538)	$(1,070,729)	$(436,809)

TOTAL			(222)	$(22,200)	$(1,873,405)	$(1,590,619)	$(282,786)

Abbreviations:
MS & Co. Int. PLC	—MorganStanley & Co. International PLC

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements

March 31, 2020 (Unaudited)

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).    The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

B. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolios invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

C. Level 3 Fair Value Investments —To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of March 31, 2020:

DYNAMIC GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3

Assets
Underlying Funds
Equity	$196,042,820	$—	$—
Exchange Traded Funds	315,076,908	—	—
Investment Companies	72,677,685	—	—

Total	$583,797,413	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$907,484	$—
Futures Contracts(a)	4,772,530	—	—
Options Purchased	7,345,194	—	—

Total	$12,117,724	$907,484	$—

Liabilities
Forward Foreign Currency Exchange Contracts with Unrealized Gain(a)	$—	$(4,193)	$—
Futures Contracts(a)	(587,731)	—	—
Written option contracts	(1,873,406)	—	—

Total	$(2,461,137)	$(4,193)	$—

(a)	Amount shown represents unrealized gain (loss) at period end. For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued)

March 31, 2020 (Unaudited)

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.